VOYA PARTNERS, INC.

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

(each a "Portfolio" and collectively the "Portfolios")

Supplement dated July 30, 2021

to the Adviser Class, Initial Class, Class R6, Service Class, Service 2 Class and Class T Shares'

Prospectus dated May 1, 2021

(the "Prospectus")

Effective immediately, the section entitled "Key Information About the Underlying Funds" of the Portfolios' Prospectus is hereby revised as follows:

The following Underlying Fund is added to the sub-section entitled "Key Information About the Underlying Funds – Affiliated Underlying Funds" of the Portfolios' Prospectus:

Underlying Fund: Voya Securitized Credit Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securitized credit securities. Securitized credit securities include commercial mortgage- backed securities, asset-backed securities, agency and non-agency residential mortgage-backed securities, and collateralized mortgage obligations. These securities may be fixed rate or adjustable rate securities. Agency mortgage-backed securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. The fund may also invest in other fixed-income instruments, which include bonds, debt instruments and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. The fund may invest in interest-only, principal-only, or inverse floating rate debt. The fund may invest in mortgage dollar rolls and may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis through the "to-be-announced" ("TBA") market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund may invest a portion of its assets directly in mortgage loans. The fund may invest in securities of any maturity or duration and the securities may have fixed, floating, or variable rates. The fund may invest in mortgage-related high-yield (high risk) instruments rated below investment grade (commonly referred to as "junk bonds"), that at the time of purchase are rated below BBB- by S&P Global Ratings or Baa3 by Moody's Investors Service, Inc. or are comparably rated by another Nationally Recognized Statistical Rating Organization or, if unrated, determined by the fund's sub-adviser to be of comparable quality. The fund may invest in foreign securities, including securities of issuers located in emerging market countries, which may include non-U.S. dollar denominated foreign mortgage securities. The fund may invest in derivative instruments including options, futures contracts, options on futures, fixed-income swap agreements, credit default swap agreements, and currency related derivatives, including currency forwards and currency swaps, subject to applicable law. The fund typically uses derivatives to seek to reduce exposure or other risks such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the fund. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.

Main Risks: Credit, credit default swaps, currency, derivative instruments,

foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, liquidity, market disruption and geopolitical, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

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